Exhibit 99.1

VERSES AI INC. ANNOUNCES PROPOSED PUBLIC OFFERING OF SECURITIES

April 23, 2025

VANCOUVER, British Columbia – Verses AI Inc. (CBOE: VERS)(OTCQB: VRSSD) (“Verses” or the “Company”) is pleased to announce an offering (the “Offering”) of securities in Canada under the base shelf prospectus of the Company receipted on September 26, 2024 (the “Base Shelf Prospectus”) and in the United States pursuant to a U.S. registration statement on Form F-10, declared effective by the U.S. Securities and Exchange Commission on October 1, 2024 (File No. 333-282301) (the “Registration Statement”), which includes the Base Shelf Prospectus.

The Offering is expected to be priced in the context of the market, with the final terms of the Offering, including the specific securities to be offered, to be determined at the time of pricing. There can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering. The closing of the Offering remains subject to market and other customary conditions, including but not limited to, the receipt of all necessary approvals, including the approval of Cboe Canada Inc. (“CBOE”).

The Base Shelf Prospectus is, and any amendments or supplements to the Base Shelf Prospectus will be, accessible in Canada on SEDAR+ at www.sedarplus.ca. The Registration Statement, including the Base Shelf Prospectus, is available in the United States on EDGAR at www.sec.gov. Prospective investors should read the Base Shelf Prospectus, any prospectus supplement(s) to the Base Shelf Prospectus (when filed), and the other documents the Company has filed on SEDAR+, as well as the Base Shelf Prospectus and the Registration Statement the Company has filed on EDGAR before making an investment decision.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any province, state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such province, state or jurisdiction.

About VERSES

VERSES is a cognitive computing company building next-generation intelligent software systems modeled after the wisdom and genius of nature.

On Behalf of the Company

Gabriel René VERSES AI Inc.

Co-Founder & CEO

Investor Relations and Media Inquiries

James Christodoulou

Chief Financial Officer

Verses AI Inc.

IR@Verses.ai

(212) 970-8889

Cautionary Note Regarding Forward-Looking Statements

This news release includes certain statements and information that may constitute forward-looking information or forward-looking statements within the meaning of applicable securities laws. Forward-looking statements relate to future events or future performance and reflect the expectations or beliefs of management of the Company regarding future events. Generally, forward-looking statements and information can be identified by the use of forward-looking terminology such as “intends”, “expects” or “anticipates”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would” or will “potentially” or “likely” occur. This information and these statements, referred to herein as “forward-looking statements”, are not historical facts, are made as of the date of this news release and include without limitation, the Company’s ability to either price or complete the Offering, and the receipt of all necessary approvals, including the approval of CBOE.

Such forward-looking statements are based on a number of assumptions of management, including, without limitation, assumptions regarding the ability of the Company to obtain all necessary approvals for the Offering and the timing thereof. Additionally, forward-looking information involves a variety of known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of Verses to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking statements. Such risks include, without limitation: that the Offering will not be completed on the timetable anticipated or at all, that the Company will not be able to price the Offering, that the Company will not obtain all necessary approvals, including the approval of CBOE and applicable securities regulatory authorities, and that the volatility of global capital markets will impact the Offering and the development of the Company’s business, as well as the risk factors set out under the heading “Risk Factors” in the Company’s annual information form dated July 2, 2024 available for review on the Company’s profile at www.sedarplus.ca and filed as an exhibit to the Registration Statement.

Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements and forward-looking information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking statement, forward-looking information or financial out-look that are incorporated by reference herein, except in accordance with applicable securities laws.

Prospective investors should read the Base Shelf Prospectus and the documents incorporated by reference therein, which are available on both SEDAR+ at www.sedarplus.ca. and on EDGAR at www.sec.gov before making an investment decision.

The CBOE has not approved or disapproved the contents of this news release and is not responsible for the adequacy and accuracy of the contents herein.

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